UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013 rue21, inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Commonwealth Drive Warrendale, Pennsylvania	15086
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number including area code) (724) 776-9780

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of rue21, inc., (the “Company”) held on June 7, 2013, the Company’s stockholders elected the Company’s nominees for Class I directors for a three-year term expiring in 2016, approved, on a non-binding basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting (“Say on Pay”), approved the Amended and Restated 2009 Omnibus Incentive Plan and Annual Incentive Bonus Plan, and also ratified the appointment of Ernst & Young, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014.

The final results of the voting were as follows:

			Broker Non-
	For	Withheld	Votes
Election of Directors
Robert Fisch	21,260,017	967,157	613,003
Arnold Barron	21,303,657	923,517	613,003
Bruce Hartman	20,225,690	2,001,484	613,003

	For	Against	Abstain	Broker Non- Votes
Approval of Compensation Paid To Named Executive Officers (“Say on Pay”)	21,203,159	968,078	55,937	613,003

	For	Against	Abstain	Broker Non- Votes
Approval of Amended and Restated 2009 Omnibus Incentive Plan	13,840,378	8,383,794	3,002	613,003

	For	Against	Abstain	Broker Non- Votes
Approval of Annual Incentive Bonus Plan
	21,747,965	475,907	3,302	613,003

	For	Against	Abstain
Ratification of the Appointment of Independent Registered Public Accounting Firm	22,667,951	170,775	1,451

Item	8.01 Other Events

Important Additional Information and Where to Find It:

In connection with the proposed transaction, rue21 intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and mail it to its stockholders. Stockholders of rue21 are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about rue21, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The proxy statement and other relevant materials (when available), and any and all documents filed by rue21 with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by rue21 by directing a written request to rue21, Attention Corporate Secretary, 800 Commonwealth Drive, Warrendale, Pennsylvania, 15086.

This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of rue21. rue21, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of rue21 in connection with the proposed merger. Information about those executive officers and directors of rue21 and their ownership of rue21 common stock is set forth in the rue21 proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2013, and its Annual Report on Form 10-K for the year ended February 2, 2013, which was filed with the SEC on April 3, 2013. These documents may be obtained for free at the SEC’s website at www.sec.gov, and from rue21 by contacting rue21, Attention Corporate Secretary, 800 Commonwealth Drive, Warrendale, Pennsylvania, 15086. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that rue21 intends to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rue21, inc.

By:	/s/ Stacy Siegal
Stacy Siegal
Senior Vice President and Chief Administrative Officer

June 11, 2013